Business Combination	12 Months Ended
Jan. 02, 2022
Business Combinations [Abstract]
Business Combination
Note 3. Business Combination
As described in Note 1, on July 14, 2021, Legacy Enovix, RSVAC, and Merger Sub, consummated the closing of the transactions contemplated by the Merger Agreement, following the approval at the Special Meeting held on July 12, 2021.
Immediately prior to the Business Combination all shares of Legacy Enovix outstanding convertible preferred stock were converted into an equivalent number of shares of Legacy Enovix common stock.
At the Business Combination, eligible Legacy Enovix equity holders received or have the right to receive shares of Enovix common stock (“Common Stock”), with par value $0.0001 per share, at a deemed value of $10.00 per share after giving effect to the exchange ratio of approximately 0.1846 as defined in the Merger Agreement (“Exchange Ratio”). Accordingly, immediately following the consummation of the Business Combination, Legacy Enovix common stock was exchanged into 103,995,643 shares of Common Stock, 5,547,327 shares were reserved for the issuance of Common Stock upon the potential future exercise of Legacy Enovix’s stock options that were exchanged into Enovix’s stock options.
Upon the closing of the Business Combination, the Company’s certificate of incorporation was amended and restated to, among other things, increase the total number of authorized shares of Common Stock to 1,000,000,000 shares, $0.0001 par value per share and designate 10,000,000 shares as Preferred Stock.
In connection with the execution of the Merger Agreement, RSVAC entered into separate subscription agreements (each a “Subscription Agreement”) with a number of investors (each a “New PIPE Investor”), pursuant to which the New PIPE Investors agreed to purchase, and RSVAC agreed to sell to the New PIPE Investors, an aggregate of 12,500,000 shares of Common Stock (“PIPE Shares”), for a purchase price of $14.00 per share and an aggregate purchase price of $175.0 million, in a private placement pursuant to the subscription agreements (“PIPE Financing”). The PIPE Financing closed simultaneously with the consummation of the Business Combination.
The number of shares of Common Stock issued immediately following the consummation of the Business Combination was:

RSVAC common stock shares outstanding prior to the Business Combination	28,750,000
Less redemption of RSVAC common stock shares	(15)

RSVAC common stock shares	28,749,985
PIPE Shares issued	12,500,000

RSVAC common stock shares and PIPE Shares	41,249,985
Legacy Enovix common shares (1)	103,995,643

Total shares of Common Stock immediately after the Business Combination	145,245,628

(1)
The number of Legacy Enovix common shares was determined from the 563,316,738 shares of Legacy Enovix common stock outstanding immediately prior to the closing of the Business Combination converted at the exchange ratio of approximately 0.1846
. All fractional shares were rounded.

The Business Combination was accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, RSVAC was treated as the “acquired” company and Legacy Enovix is treated as the acquirer for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination was treated as the equivalent of Enovix issuing stock for the net assets of RSVAC, accompanied by a recapitalization. The net assets of RSVAC were stated at historical cost, with no goodwill or other intangible assets recorded.

In
 connection with the Business Combination in July 2021, the Company assumed $
73.4
 million of net liabilities from RSVAC. The following table shows the net cash proceeds from the Business Combination (in thousands):

Recapitalization
Cash — RSVAC Trust and cash, net of redemptions	$230,155
Cash — PIPE Financing	175,000
Less: transaction costs and PIPE financing fees	(31,410)

Net cash contributions from Business Combination	$373,745